For Period ended 07/31/2016         Series 26, 27, 30, 31, 33, 35,
File Number 811-7852                       36, 37, 38, 39


Sub-Item 77Q3: Exhibits
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Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the following are additional sub-custodians for the series, listed above:



Sub-custodian:     UniCredit Bank Czech Republic and Slovakia
Foreign Country:   Slovak Republic
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Unicredit Bank Slovenija d.d.
Foreign Country:   Slovenia
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Bank of South Africa Limited
Foreign Country:   South Africa
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Deutsche Bank S.A.E.
Foreign Country:   Spain
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     The Hongkong and Shanghai Banking Corporation Ltd
Foreign Country:   Sri Lanka
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     UniCredit Bank d.d.
Foreign Country:   Republic of Srpska
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Bank Swaziland Limited
Foreign Country:   Swaziland
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Nordea Bank AB (publ)
Foreign Country:   Sweden
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Skandinaviska Enskilda Banken AB (publ)
Foreign Country:   Sweden
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Credit Suisse AG
Foreign Country:   Switzerland
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     UBS Switzerland AG
Foreign Country:   Switzerland
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Deutsche Bank AG
Foreign Country:   Taiwan ROC
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank (Taiwan) Limited
Foreign Country:   Taiwan ROC
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank (Tanzania) Limited
Foreign Country:   Tanzania
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank (Thai) Public Co Ltd
Foreign Country:   Thailand
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Via Standard Chartered Bank Cote d'Ivoire SA
Foreign Country:   Togo
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Union Internationale de Banques
Foreign Country:   Tunisia
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Citibank, A.S.
Foreign Country:   Turkey
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Deutsche Bank A.S.
Foreign Country:   Turkey
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank Uganda Ltd
Foreign Country:   Uganda
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     PJSC Citibank
Foreign Country:   Ukraine
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:   United Arab Emirates Dubai Financial Market
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:   United Arab Emirates Dubai Intl Financial Center
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:   United Arab Emirates Abu Dhabi
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     State Street Bank and Trust Co., UK Branch
Foreign Country:   United Kingdom
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Banco Itau Uruguay S.A.
Foreign Country:   Uruguay
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Citibank, N.A.
Foreign Country:   Venezuela
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank (Vietnam) Limited
Foreign Country:   Vietnam
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Standard Chartered Bank Zambia Plc.
Foreign Country:   Zambia
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     Stanbic Bank of Zimbabwe Limited
Foreign Country:   Zimbabwe
Type of Custody:   Foreign Custodian Rule 17f-5

Sub-custodian:     State Street Bank GmbH
Foreign Country:   Germany
Type of Custody:   Foreign Custodian Rule 17f-5